BROWN ADVISORY FUNDS

Brown Advisory Emerging Markets Select Fund
 (the “Fund”)

Institutional Shares (BAFQX)
Investor Shares (BIAQX)
Advisor Shares (BAQAX)

Supplement dated December 30, 2022
to the Summary Prospectus and Prospectus dated October 31, 2022

This supplement serves as notification of, and provides information regarding, certain changes to the Fund.

1. New Portfolio Manager to the Fund

Effective as of January 1, 2023, Akhil Subramanian, will serve as an associate portfolio manager to the sleeve of Fund managed by Pzena Investment Management, LLC, an investment sub-advisor to the Fund.  Caroline Cai, Allison Fisch and Rakesh Bordia will continue to serve as portfolio managers to the Fund.

Akhil Subramanian is a co-portfolio manager for the Emerging Markets strategies. Mr. Subramanian became a member of Pzena Investment Management, LLC in 2017. Prior to joining the firm, Mr. Subramanian was an analyst at SLS Capital, a concentrated long/short equities fund. Prior to that, Mr. Subramanian worked at TGG Group as a senior consultant and Credit Suisse as an investment banking analyst. Mr. Subramanian graduated with a B.S. in Mathematics and a B.A in Economics from the University of Chicago, and an M.B.A. from Columbia Business School.

If you have any questions, please call the Fund at 1-800-540-6807 (toll free) or 414-203-9064.

Investors should retain this supplement for future reference

BROWN ADVISORY FUNDS
(the Trust”)

Brown Advisory Emerging Markets Select Fund
 (the “Fund”)

Institutional Shares (BAFQX)
Investor Shares (BIAQX)
Advisor Shares (BAQAX)

Supplement dated December 30, 2022
to the Statement of Additional Information (“SAI”) dated October 31, 2022

This supplement serves as notification of, and provides information regarding, certain changes to the Trust and the Fund.

1.         New Portfolio Manager to the Fund

Effective as of January 1, 2023, Akhil Subramanian, will serve as an associate portfolio manager to the sleeve of Fund managed by Pzena Investment Management, LLC, an investment sub-advisor to the Fund.

•	Accordingly, the table in the section entitled “Management – Investment Adviser – Information Regarding Portfolio Managers – Other Accounts Under Management” is amended with the following information:

As of December 31, 2022, Mr. Subramanian did not manage any other accounts.

•
In addition, the table in the section entitled “Management – Investment Adviser – Information Regarding Portfolio Managers – Portfolio Managers Ownership in the Funds” is amended with the following information:

As of December 31, 2022, Mr. Subramanian did not beneficially own any shares of the Fund.

2. New Officer of the Trust

The table in the section entitled “Management – Trustees and Executive Officers” is amended with the following information about Nicole Nesbitt, who serves as a Vice President of the Trust.
Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years(2)
Interested Trustees and Officers of the Trust(1)
Nicole Nesbitt Age: 51 c/o Brown Advisory LLC 901 South Bond Street Suite 400 Baltimore, MD 21231	Vice President	Indefinite Term; Since November 2022	Head of U.S. Institutional Sales and Client Service (since 2018); Head of Institutional Relationship Management, Brown Advisory Incorporated and affiliates (investment management firm) (2008 to 2018).	Not Applicable	Not Applicable

If you have any questions, please call the Fund at 1-800-540-6807 (toll free) or 414-203-9064.

Investors should retain this supplement for future reference